UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2006
AAC Group Holding Corp.
American Achievement Corporation
(Exact name of registrants as specified in their charters)

(State or other jurisdiction of incorporation or organization) Delaware Delaware	(Commission File Number) 333-121479 333-84294	(I.R.S. Employer Identification No.) 20-1854833 13-4126506

7211 Circle S Road
Austin, Texas 78745
(Address of Principal Executive Offices, Zip Code)
Registrants’ telephone number, including area code (512) 444-0571

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On February 8, 2006, Sanjay Morey, a Vice President and a Director of both American Achievement Corporation (“AAC”) and AAC Group Holding Corp. (“AAC Group”), informed AAC and AAC Group of his resignation, effective as of such date, from AAC and AAC Group and from their respective Boards of Directors. Mr. Morey also served as a member of AAC’s Audit Committee. Mr. Morey’s decision is for personal reasons and not the result of any disagreement with AAC or AAC Group.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2006	By:	/s/ SHERICE BENCH
Sherice Bench
Chief Financial Officer